As filed with the Securities and Exchange Commission on August 25, 2003

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]                         Check the appropriate box:
Filed by a Party other than the Registrant [ ]      [ ] Preliminary Proxy Statement
                                                    [X] Definitive Proxy Statement
                                                    [ ] Definitive Additional Materials
                                                    [ ] Soliciting Material Pursuant to
                                                    Rule 14a-11(c) or Rule 14a-12


                           ROYCE MICRO-CAP TRUST, INC.
            --------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE
            --------------------------------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
         ----------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         ----------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------
         (3) Filing Party:
         ----------------------------------------------------------
         (4) Date Filed:
         ----------------------------------------------------------

                           ROYCE MICRO-CAP TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ------------------

                        TO BE HELD ON SEPTEMBER 29, 2003

To the Stockholders of:

ROYCE MICRO-CAP TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE MICRO-CAP TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Monday, September 29, 2003, at 2:00 p.m. (Eastern time), for the following purposes:

     1. To elect four Directors to the Fund's Board:

         (i) two Directors to be elected by the holders of the Fund's Common Stock and its 7.75% Cumulative Preferred Stock (the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 8, 2003 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary


     August 20, 2003

                                 PROXY STATEMENT

                           ROYCE MICRO-CAP TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 29, 2003

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Micro-Cap Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Monday, September 29, 2003, at 2:00 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 20, 2003.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Directors of the Fund has set the close of business on August 8, 2003 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 7.75% Cumulative Preferred Stock (the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 18,540,332 shares of Common Stock and 1,600,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                              CLASS/SERIES         AMOUNT AND      PERCENT OF
NAME AND ADDRESS OF OWNER       OF STOCK      NATURE OF OWNERSHIP  CLASS/SERIES
-------------------------       --------      -------------------  ------------
Charles M. Royce                 Common        1,195,032              6.45%
c/o Royce & Associates, LLC                    shares--Beneficial
1414 Avenue of the Americas                    (sole voting and
New York, NY  10019                            investment power)

Cede & Co.*                      Common        17,973,459 shares--   96.94%
Depository Trust Company                       Record*
P.O. Box #20                7.75% Preferred    1,593,491 shares--    99.59%
Bowling Green Station                          Record*
New York, NY 10028
 ----------------

  *Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

  -----------------------------------------------------------------------------
    PROPOSAL                  COMMON STOCKHOLDERS     PREFERRED STOCKHOLDERS
  -----------------------------------------------------------------------------
    ELECTION OF DIRECTORS   Common and Preferred       Preferred
                            Stockholders, voting       Stockholders, voting
                            together as a single       as a separate class,
                            class, elect two           elect two additional
                            Directors                  Directors
  -----------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. These six directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Charles M. Royce and G. Peter O'Brien have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Charles M. Royce
G. Peter O'Brien

DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Donald R. Dwight
Stephen L. Isaacs

DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF STOCKHOLDERS
-----------------------------------------------------------
Mark R. Fetting
Richard M. Galkin


     The holders of Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: William L. Koke and David L. Meister.

     Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

     Certain biographical and other information concerning the existing Directors and the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.


                                                       TERM OF
                                                       OFFICE                             NUMBER
                                                         AND                             OF ROYCE        OTHER
NAME, ADDRESS* AND                        POSITIONS    LENGTH     CURRENT    TO BE        FUNDS'         PUBLIC
PRINCIPAL OCCUPATIONS                      WITH        OF TIME     TERM      ELECTED    PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**          AGE     THE FUND     SERVED     EXPIRES      BY        OVERSEEN     DIRECTORSHIP
----------------------            ---     --------     ------     -------      --        --------     ------------
Charles M. Royce*** President,    63      Class I       1986        2003     Common        18             None
  Chief Investment Officer and           Director                             and
  Member of Board of Managers              and                             Preferred
  of Royce & Associates, LLC          President[dagger]
  and its predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"), the
  Fund's investment adviser;
  Director and President of
  the Fund, Royce Value Trust,
  Inc. ("RVT") and Royce Focus
  Trust, Inc. ("RFT"),
  closed-end diversified
  management investment
  companies of which R&A is
  the investment adviser;
  Trustee, and President of
  The Royce Fund ("TRF") and
  Royce Capital Fund ("RCF"),
  open-end diversified
  management investment
  companies of which R&A is
  the investment adviser (the
  Fund, RVT, RFT, TRF and RCF
  collectively, "The Royce
  Funds"); Secretary and sole
  director of Royce Fund
  Services, Inc. ("RFS"), a
  wholly-owned subsidiary of
  R&A; and managing general
  partner of Royce Management
  Company ("RMC"), the general
  partner of various private
  investment limited
  partnerships (until October
  2001).

                                                       TERM OF
                                                       OFFICE                             NUMBER
                                                         AND                             OF ROYCE        OTHER
NAME, ADDRESS* AND                        POSITIONS    LENGTH     CURRENT    TO BE        FUNDS'         PUBLIC
PRINCIPAL OCCUPATIONS                      WITH        OF TIME     TERM      ELECTED    PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**          AGE     THE FUND     SERVED     EXPIRES      BY        OVERSEEN     DIRECTORSHIP
----------------------            ---     --------     ------     -------      --        --------     ------------
Mark R. Fetting***                48      Class II      2001       2004      Common        18          Director/
  Executive Vice President                Director                            and                      Trustee of
  of Legg Mason, Inc. ("Legg                                                Preferred                  registered
  Mason"); Member of Board                                                                             investment
  of Managers  of R&A; and                                                                             companies
  Division President and                                                                              constituting
  Senior Officer, Prudential                                                                            the 22
  Financial Group, Inc. and                                                                           Legg Mason
  related companies,                                                                                    Funds
  including Fund Boards and
  consulting services to
  subsidiary companies (from
  1991 to 2000).
  Mr. Fetting's prior business
  experience includes having
  served as Partner, Greenwich
  Associates, and Vice President,
  T. Rowe Price Group, Inc.

   ----------------

          * Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.
         ** Each of the existing Directors or nominees is also a director/ trustee of certain other investment companies for which R&A acts as an investment adviser.
        *** "Interested person," as defined in the Investment Company Act, of the Fund.
   [dagger] Elected by and serves at the pleasure of the Board of Directors.

     Certain biographical and other information concerning the existing Directors and nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.


                                                       TERM OF
                                                       OFFICE                             NUMBER
                                                         AND                             OF ROYCE        OTHER
NAME, ADDRESS* AND                        POSITIONS    LENGTH     CURRENT    TO BE        FUNDS'         PUBLIC
PRINCIPAL OCCUPATIONS                      WITH        OF TIME     TERM      ELECTED    PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**          AGE     THE FUND     SERVED     EXPIRES      BY        OVERSEEN     DIRECTORSHIP
----------------------            ---     --------     ------     -------      --        --------     ------------
Donald R. Dwight President of     72      Class III     1998       2005      Common        18             None
  Dwight Partners, Inc.,                   Director                            and
  corporate communications                                                  Preferred
  consultants; and Chairman
  (from 1982 until March 1998)
  of Newspapers of New
  England, Inc. Mr. Dwight's
  prior experience includes
  having served as Lieutenant
  Governor of the Commonwealth
  of Massachusetts, President
  and Publisher of Minneapolis
  Star and Tribune Company,
  and as Trustee of the
  registered investment
  companies constituting the
  94 Eaton Vance Funds.

Richard M. Galkin Private         65      Class II       1986       2004      Common        18             None
  investor; Mr. Galkin's prior            Director                             and
  business experience includes                                               Preferred
  having served as President
  of Richard M. Galkin
  Associates, Inc.,
  telecommunications
  consultants, President of
  Manhattan Cable Television
  (a subsidiary of Time Inc.),
  President of Haverhills Inc.
  (another Time Inc.
  subsidiary), President of
  Rhode Island Cable
  Television and Senior Vice
  President of Satellite
  Television Corp. (a
  subsidiary of Comsat).

                                                       TERM OF
                                                       OFFICE                             NUMBER
                                                         AND                             OF ROYCE        OTHER
NAME, ADDRESS* AND                        POSITIONS    LENGTH     CURRENT    TO BE        FUNDS'         PUBLIC
PRINCIPAL OCCUPATIONS                      WITH        OF TIME     TERM      ELECTED    PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**          AGE     THE FUND     SERVED     EXPIRES      BY        OVERSEEN     DIRECTORSHIP
----------------------            ---     --------     ------     -------      --        --------     ------------
Stephen L. Isaacs President of    63      Class III     1986       2005      Common        18             None
  The Center for Health and               Director                            and
  Social Policy (since                                                     Preferred
  September 1996); Attorney
  and President of Health
  Policy Associates, Inc.,
  consultants. Mr. Isaacs'
  prior experience includes
  having served as Director of
  Columbia University
  Development Law and Policy
  Program and Professor at
  Columbia University.

William L. Koke Financial         68      Director      2001       2003    Preferred       18             None
  planner with Shoreline                                                      only
  Financial Consultants. Mr.
  Koke's prior business
  experience includes having
  served as Director of
  Financial Relations of
  SONAT, Inc., Treasurer of
  Ward Foods, Inc. and
  President of CFC, Inc.

David L. Meister Chairman and     63      Director      1986       2003    Preferred       18             None
  Chief Executive Officer of                                                  only
  The Tennis Channel (since
  June 2000); and Chief
  Executive Officer of
  Seniorlife.com (from
  December 1999 to May 2000).
  Mr. Meister's prior business
  experience includes having
  served as a consultant to
  the communications industry,
  President of Financial News
  Network, Senior Vice
  President of HBO, President
  of Time-Life Films and Head
  of Broadcasting for Major
  League Baseball.

                                                       TERM OF
                                                       OFFICE                             NUMBER
                                                         AND                             OF ROYCE        OTHER
NAME, ADDRESS* AND                        POSITIONS    LENGTH     CURRENT    TO BE        FUNDS'         PUBLIC
PRINCIPAL OCCUPATIONS                      WITH        OF TIME     TERM      ELECTED    PORTFOLIOS      COMPANY
DURING PAST FIVE YEARS**          AGE     THE FUND     SERVED     EXPIRES      BY        OVERSEEN     DIRECTORSHIP
----------------------            ---     --------     ------     -------      --        --------     ------------
G. Peter O'Brien Trustee of       57      Class I       2001       2003      Common        18           Director/
  Colgate University,                     Director                            and                      Trustee of
  President of Hill House,                                                  Preferred                  registered
  Inc. and Managing                                                                                    investment
  Director/Equity Capital                                                                              companies
  Markets Group of Merrill                                                                            constituting
  Lynch & Co. (from 1971 to                                                                           the 22 Legg
  1999).                                                                                                 Mason
                                                                                                         Funds;
                                                                                                      Director of
                                                                                                      Renaissance
                                                                                                        Capital
                                                                                                       Greenwich
                                                                                                         Fund.

----------------

 * Messrs. Dwight, Galkin, Isaacs, Koke, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Each of the above existing Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser, is a member of the Fund's audit committee and will continue as a member of the Fund's Audit Committee if re-elected a Director.

AUDIT COMMITTEE REPORT
     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (the "Independent Directors"). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Committee. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the Independent Directors review and nominate candidates to serve as Independent Directors. The Independent Directors generally will not consider nominees recommended by stockholders of the Fund.

     The principal purposes of the Audit Committee are the appointment, compensation and oversight of the Fund's independent auditors including the resolution of disagreements regarding financial reporting between fund management and such independent auditors.

     The Board of Directors has adopted an Audit Committee Charter for the Fund. The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait,

Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 4, 2003, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2002 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2002 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to Stockholders.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS
     During the year ended December 31, 2002, the Board of Directors held seven meetings and the Audit Committee held three meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during that year and the total number of meetings of the Audit Committee held during that year.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS
     Each Independent Director receives a base fee of $5,000 per year plus $500 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2002 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2002.

                                        PENSION OR                   TOTAL
                                        RETIREMENT               COMPENSATION
                                         BENEFITS   ESTIMATED    FROM THE FUND
                                         ACCRUED      ANNUAL       AND OTHER
                         AGGREGATE       AS PART     BENEFITS     ROYCE FUNDS
                       COMPENSATION      OF FUND       UPON         PAID TO
NAME                   FROM THE FUND    EXPENSES    RETIREMENT     DIRECTORS
----                   -------------    --------    ----------     ---------
Donald R. Dwight,
   Director 1               $8,500        None         None          $65,250
Richard M. Galkin,
  Director 2                 8,500        None         None           65,250
Stephen L. Isaacs,
   Director                  8,500        None         None           65,250
William L. Koke,
  Director                   8,500        None         None           65,250
David L. Meister,
  Director                   8,500        None         None           65,250
G. Peter O'Brien,
   Director                  8,500        None         None           65,250
----------------
1 Includes $1,275 from the Fund ($9,563 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.
2 Includes $8,500 from the Fund ($63,750 from the Fund and other Royce Funds) deferred during 2002 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for trustees/directors.

OFFICERS OF THE FUND
     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      ------      ----------
Charles M. Royce                             63       President      1986
  President, Member of Board of
  Managers and Chief Investment
  Officer of R&A, the Fund's
  investment adviser; Director and
  President of the Fund, RVT and
  RFT, closed-end diversified
  management investment companies
  of which R&A is the investment
  adviser; Trustee and President
  of TRF and RCF, open-end
  diversified management
  investment companies of which
  R&A is the investment adviser;
  Secretary and sole director of
  RFS, a wholly-owned subsidiary
  of R&A; and managing general
  partner of RMC, the general
  partner of various private
  investment limited partnerships
  (until October 2001).

John D. Diederich                            52         Vice         1997
  Member of Board of Managers,                        President
  Chief Operating Officer (since                         and
  October 2001), Chief Financial                      Treasurer
  Officer (since March 2002) and
  Managing Director of R&A; Vice
  President and Treasurer of the
  Fund, RVT, RFT, TRF and RCF;
  Director of Administration of
  The Royce Funds; and President
  of RFS.

Jack E. Fockler, Jr.                         44         Vice         1995
  Director of Marketing, Managing                     President
  Director and Vice President of
  R&A; Vice President of the Fund,
  RVT, RFT, TRF and RCF; and Vice
  President of RFS.

W. Whitney George                            45         Vice         1995
  Senior Portfolio Manager,                           President
  Managing Director and Vice
  President of R&A; Vice President
  of the Fund, RVT, RFT, TRF and
  RCF.

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      ------      ----------

Daniel A. O'Byrne                            41         Vice         1994
  Director of Administration,                         President
  Principal and Vice President of
  R&A; Vice President of the Fund,
  RVT, RFT, TRF and RCF.

John E. Denneen                              36        Secretary   April 2002
  General Counsel (Deputy General                                  1996-2001
  and Counsel prior to 2003),
  Principal, Chief Legal and
  Compliance Officer and
  Secretary of R&A (since
  March 2002); Secretary of
  the Fund, RVT, RFT, TRF and
  RCF (1996-2001 and since
  April 2002); Associate
  General Counsel, Principal
  and Chief Compliance Officer
  of R&A (1996-2001) and
  Principal of Credit Suisse
  First Boston Private Equity
  (2001-2002).
-----------------

 * The address of each officer listed above is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS
     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as set forth below, all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year. Mr. George inadvertently made a late Form 4 filing in March 2002 reporting certain February 2002 transactions in the Fund's shares of common stock.

STOCK OWNERSHIP
     Information relating to each Director's or nominee's ownership as of August 8, 2003 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director nominee is set forth below:

---------------------------- --------------------- -----------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                   SECURITIES IN ALL ROYCE FUNDS
                               AGGREGATE DOLLAR      OVERSEEN BY EACH DIRECTOR
                               RANGE OF EQUITY            NOMINEE IN THE
NAME                             IN THE FUND           ROYCE FAMILY OF FUNDS
---------------------------- --------------------- -----------------------------
Interested Director:
---------------------------- --------------------- -----------------------------
 Charles M. Royce               over $100,000              over $100,000
---------------------------- --------------------- -----------------------------
 Mark R. Fetting               $10,001--$50,000            over $100,000
---------------------------- --------------------- -----------------------------
Non-Interested Directors:
---------------------------- --------------------- -----------------------------
 Donald R. Dwight                 $1--$10,000              over $100,000
---------------------------- --------------------- -----------------------------
 Richard M. Galkin                   None                  over $100,000
---------------------------- --------------------- -----------------------------
 Stephen L. Isaacs                $1--$10,000              over $100,000
---------------------------- --------------------- -----------------------------
 William L. Koke                     None                  over $100,000
---------------------------- --------------------- -----------------------------
 David L. Meister                    None                  over $100,000
---------------------------- --------------------- -----------------------------
 G. Peter O'Brien              $10,001--$50,000            over $100,000
---------------------------- --------------------- -----------------------------

     As of August 8, 2003, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all Directors and officers of the Fund as a group (13 persons) beneficially owned 1,207,455 shares of the Fund's Common Stock, constituting 6.51% of the outstanding shares, and 600 shares of its Preferred Stock, constituting less than .1% of the outstanding Preferred Stock.


INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER
     On October 1, 2001, Royce & Associates, Inc., the Fund's investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2003, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund's investment adviser and a direct wholly-owned subsidiary of Legg Mason.

VOTE REQUIRED
     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS
     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

INDEPENDENT AUDITORS' FEES
     The Fund paid aggregate fees of $23,400 to TW&B for the year ended December 31, 2002, for professional services rendered involving the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual and semi-annual reports to stockholders and the preparation of the Fund's tax returns. The Fund paid aggregate fees of $6,000 to TW&B for such year for professional services rendered involving the preparation of reports to the rating agency that provides ratings for the Preferred Stock. The investment adviser and one of its employees paid a total of $7,500 for an analysis of the performance of his accounts. The Audit Committee has determined that the preparation of the rating agency reports and the performance analysis is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2002. No representatives of TW&B will be present at the Meeting.

ADDRESS OF INVESTMENT ADVISER
     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY
     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2002 AND SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2003 WERE PREVIOUSLY MAILED TO ITS STOCKHOLDERS, AND COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268.

STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the Fund's 2004 Annual Meeting of Stockholders must be received by the Fund by April 22, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the

Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund's 2004 Annual Meeting of Stockholders must be in writing and received at the Fund's principal executive office between April 22, 2004 and May 22, 2004. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary


Dated: August 20, 2003

                       This page intentionally left blank

RMT-PS-03

                           ROYCE MICRO-CAP TRUST, INC.
PROXY                                                                      PROXY
                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 8, 2003 at the Annual Meeting of Stockholders of Royce Micro-Cap Trust, Inc. to be held on September 29, 2003, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

-------------------------           -------------------------
-------------------------           -------------------------
-------------------------           -------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE MICRO-CAP TRUST, INC.
---------------------------------------------

                                                     With-            For All
                                   For               hold             Except
                                   / /               / /              / /

1. ELECTION OF DIRECTORS
                                   Charles M. Royce, and G. Peter O'Brien

                                   Instruction: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:  Mark box at the right    [ ]
                                                    if an address change
                                                    or comment has been
                                                    noted on the reverse
                                                    side of this card.

Stockholder sign here    Co-owner sign here         RECORD DATE SHARES:
---------------------    --------------------       -----------------
                                                    CONTROL NUMBER:
                                                    -----------------

                          ROYCE MICRO-CAP TRUST, INC.
PROXY                                                                      PROXY
                        7.75% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.75% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 8, 2003 at the Annual Meeting of Stockholders of Royce Micro-Cap Trust, Inc. to be held on September 29, 2003, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

-------------------------           -------------------------
-------------------------           -------------------------
-------------------------           -------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE
---------------------------------------------
ROYCE MICRO-CAP TRUST, INC.
---------------------------------------------

                                                     With-            For All
                                   For               hold             Except
                                   / /               / /              / /

1. ELECTION OF DIRECTORS
                                   Charles M. Royce, William L. Koke,
                                   David L. Meister and G. Peter O'Brien

                                   Instruction: If you do not
                                   wish your shares voted
                                   "FOR" a particular nominee,
                                   mark the "For All Except"
                                   box and strike a line
                                   through the nominee's name.
                                   Your shares will be voted
                                   for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:  Mark box at the right    [ ]
                                                    if an address change
                                                    or comment has been
                                                    noted on the reverse
                                                    side of this card.

Stockholder sign here    Co-owner sign here         RECORD DATE SHARES:
---------------------    --------------------       -----------------
                                                    CONTROL NUMBER:
                                                    -----------------